Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events
Subsequent Events

18. Subsequent Events

On February 12, 2026, Ardmore announced that its Board of Directors declared a cash dividend of $0.09 per common share for the quarter ended December 31, 2025. The cash dividend of approximately $3.9 million will be paid on March 13, 2026, to all common shareholders of record on February 27, 2026.